UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 18, 2026

Date of Report (Date of Earliest Event Reported)

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Paloma Acquisition Corp I

(Exact Name of Registrant as Specified in its Charter)

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Cayman Islands	001-43134	N/A
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

535 Fifth Avenue, 4th Floor

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(929) 828-7221

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PALOU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	PALO	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PALOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2026, the registration statement on Form S-1 (File No. 333-293083) relating to the initial public offering (the “IPO”) of Paloma Acquisition Corp I (the “Company”), initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 30, 2026 (as amended, the “Registration Statement”), was declared effective by the Commission.

On February 20, 2026, the Company consummated its IPO of 15,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated February 18, 2026, by and between the Company and Jefferies LLC (“Jefferies”), as sole book-running manager, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
•	A Warrant Agreement, dated February 18, 2026, by and between the Company and Efficiency INC., as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•	An Investment Management Trust Agreement, dated February 18, 2026, by and between the Company and Efficiency INC., as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	A Registration and Shareholder Rights Agreement, dated February 18, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Private Placement Units Purchase Agreement, dated February 18, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and Paloma Capital Group LLC, a Cayman Islands limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	A Private Placement Units Purchase Agreement, dated February 18, 2026 (the “Jefferies Private Placement Units Purchase Agreement”), by and between the Company and Jefferies, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	A Letter Agreement, dated February 18, 2026 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
•	An Administrative Services Agreement, dated February 18, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference.
•	Indemnity Agreements, dated February 18, 2026, by and among the Company and each director, executive officer and advisor of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated February 18, 2026, as filed with the Commission on February 19, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On February 20, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 350,000 units to the Sponsor and an aggregate of 150,000 units to Jefferies (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $5,000,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except as otherwise disclosed in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, in connection with the IPO, James Askew, Richard Munson and Effie Simanikas (collectively with Anna Nahajski-Staples, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Messrs. Askew, Munson, and Ms. Simanikas are independent directors. Effective February 20, 2026, each of Messrs. Askew, Munson, and Ms. Simanikas was appointed to the Board’s Audit Committee, with Ms. Simanikas serving as chair of the Audit Committee. Each of Messrs. Askew, Munson, and Ms. Simanikas was appointed to the Board’s Compensation Committee, with Mr. Munson serving as chair of the Compensation Committee. Each of Messrs. Askew, Munson, and Ms. Simanikas was appointed to the Board’s Nominating Committee, with Mr. Munson serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Mr. Munson, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Ms. Simanikas will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Ms. Nahajski-Staples and Mr. Askew, will expire at the Company’s third annual meeting of shareholders.

On February 18, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the form of indemnity agreement, copies of which are attached as Exhibit 10.5 and 10.7 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on February 18, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000 of the proceeds from the IPO (which amount includes $6,000,000 of the underwriters’ deferred discount) and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Efficiency INC., acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On February 18, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 20, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 18, 2026, by and between the Company and Jeffries LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated February 18, 2026, by and between the Company and Efficiency INC., as warrant agent.
10.1	Investment Management Trust Agreement, February 18, 2026, by and between the Company and Efficiency INC., as trustee.
10.2	Registration and Shareholder Rights Agreement, dated February 18, 2026, by and among the Company and certain security holders.
10.3	Sponsor Private Placement Units Purchase Agreement, dated February 18, 2026, by and between the Company and the Sponsor.
10.4	Jefferies Private Placement Units Purchase Agreement, dated February 18, 2026, by and between the Company and Jefferies LLC.
10.5	Letter Agreement, dated February 18, 2026, by and among the Company, its officers, directors, and the Sponsor.
10.6	Administrative Services Agreement, dated February 18, 2026, between the Company and the Sponsor.
10.7	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333-293083), filed by the Company on January 30, 2026).
99.1	Press Release, dated February 18, 2026.
99.2	Press Release, dated February 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMA ACQUISITION CORP I

By:	/s/ Anna Nahajski-Staples
	Name:	Anna Nahajski-Staples
	Title:	Chief Executive Officer

Dated: February 24, 2026

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